UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2006

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 L & R Industrial Boulevard
Tarpon Springs, Florida 34689
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (727) 934-8778

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks identified and discussed from time to time in our filings with the Securities and Exchange Commission.

Explanatory Note

     This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K that was initially filed by Solomon Technologies, Inc. (the “Company”) on August 17, 2006 (the “Initial Form 8-K”) to include financial statements and pro forma financial information concerning the Company’s acquisition of Technipower LLC, permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

(1)  The required audited financial statements of Technipower LLC as of and for the years ended December 31, 2005 and 2004 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The required unaudited interim financial statements of Technipower LLC as of and for the six months ended June 30, 2006 and 2005 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required unaudited pro forma financial information as of and for the six months ended June 30, 2006 and for the twelve months ended December 31, 2005 is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series and Determination of Rights and Preferences of Series C Preferred Stock of Solomon Technologies, Inc.*
23.1	Consent of Independent Accountants
99.1	Press release to be issued by Solomon Technologies, Inc.*
99.2	Audited Financial Statements of Technipower LLC as of and for the years ended December 31, 2005 and 2004
99.3	Unaudited Interim Financial Statements of Technipower LLC as of and for the six months ended June 30, 2006 and 2005
99.4	Unaudited Pro Forma Condensed Combined Financial Statements

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC. (Registrant)

Dated: October 5, 2006	By:	/s/ Peter W. DeVecchis, Jr.
Peter W. DeVecchis, Jr. President
(Principal Executive Officer)